EXHIBIT 10.23

                          LABOR & MATERIAL PAYMENT BOND
    THIS BOND IS ISSUED SIMULTANEOUSLY WITH PERFORMANCE BOND IN FAVOR OF THE
     OWNER CONDITIONED ON THE FULL AND FAITHFUL PERFORMANCE OF THE CONTRACT

KNOW ALL MEN BY THESE PRESENTS:
That                           TDI-HALTER, L.P.
        (Here insert full name and address or legal title of Contractor)

                 1601 SOUTH CHILDERS ROAD, ORANGE, TEXAS 77631
as Principal, hereinafter called Principal, and FIREMAN'S FUND INSURANCE COMPANY 777 SAN MARIN DR., NOVATO, CA 94998
 (Here insert full name and address or legal title of Surety)
as Surety, hereinafter called Surety, are held and firmly bound unto
                       PETRODRILL CONSTRUCTION, INC.
        SUITE 205, SAFFREY SQUARE, P.O. BOX N8188 NASSAU, BAHAMAS
           (Here insert full name and address or legal title of Owner)
as Obligee, hereinafter called Owner, for the use and benefit of claimants as hereinbelow defined, in the amount of Eighty Four Million And NO/100
US DOLLARS ($84,000,000.00),
      (Here insert a sum equal to at least one-half of the contract price)
for the payment whereof Principal and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.
WHEREAS, Principal has by written agreement dated        APRIL 9, 1998
entered into a contract with Owner for ONE (1) FULLY OPERATIONAL AND COMPLETE SELF-PROPELLED DYNAMIC POSITIONED SEMI-SUBMERSIBLE DRILLING VESSEL -
HULL NUMBER 1829
in accordance with drawings and specifications prepared by PETRODRILL CONSTRUCTION, INC.
         (Here insert full name and address or legal title of Architect)

which contract is by reference made a part hereof, and is hereinafter referred to as the Contract.

NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION is such that, if Principal shall promptly make payment to all claimants as hereinafter defined, for all labor and material used or reasonably required for use in the performance of the Contract, then this obligation shall be void; otherwise it shall remain in full force and effect, subject, however, to the following conditions:

1. A claimant is defined as one having a direct contract with the Principal or with a Subcontractor of the Principal for labor, material, or both, used or reasonably required for use in the performance of the Contract, labor and material being construed to include that part of water, gas, power, light, heat, oil, gasoline, telephone service or rental of equipment directly applicable to the Contract.

2. The above named Principal and Surety hereby jointly and severally agree with the Owner that every claimant as herein defined, who has not been paid in full before the expiration of a period of ninety (90) days after the date on which the last of such claimant's work or labor was done or performed, or materials were furnished by such claimant, may sue on this bond for the use of such claimant, prosecute the suit to final judgment for such sum or sums as may be justly due claimant, and have execution thereon. The Owner shall not be liable for the payment of any costs or expenses of any such suit.

3.    No suit or action shall be commenced hereunder by any claimant:
a) Unless claimant, other than one having a direct contract with the Principal, shall have given written notice to any two of the following: The Principal, the Owner, or the Surety above named, within ninety (90) days after such claimant did or performed the last of the work or labor, or furnished the last of the materials for which said claim is made, stating with substantial accuracy the amount claimed and the name of the party to whom the materials were furnished, or for whom the work or labor was done or performed. Such notice shall be served by mailing the same by registered mail or certified mail, postage prepaid, in an envelope addressed to the Principal, Owner or Surety, at any place where an office is regularly maintained for the transaction of business, or served in any manner in which legal process may be served in the state in which the aforesaid project is located, save that such service need not be made by a public officer.

b) After the expiration of one (1) year following the date on which Principal ceased Work on said Contract, it being understood, however, that if any limitation embodied in this bond is prohibited by any law controlling the construction hereof such limitation shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

(c) Other than in a state court of competent jurisdiction in and for the county or other political subdivision of the state in which the Project, or any part thereof, is situated, or in the United States District Court for the district in which the Project, or any part thereof, is situated and not elsewhere.

4. The amount of this bond shall be reduced by and to the extent of any payment or payments made in good faith hereunder, inclusive of the payment by Surety of mechanics' liens which may be filed of record against said improvement, whether or not claim for the amount of such lien be presented under and against this bond.

Signed and sealed this 13TH day of APRIL A.D. 1998

                                          TDI HALTER, L.P.
                                          ______________________________________
                                                 (Principal)             (Seal)
/s/ Illegible
___________________________________
            (Witness)                     By: /s/ Illegible
                                              __________________________________
                                                 (Title)

                                          FIREMAN'S FUND INSURANCE COMPANY
/s/ Illegible                             ______________________________________
__________________________________               (Surety)                (Seal)

                                          By: /s/ Illegible
                                              __________________________________
                                              Tomi J. Braun     Attorney-in-Fact

GENERAL
POWER OF
ATTORNEY                      FIREMAN'S FUND INSURANCE COMPANY

KNOW ALL MEN BY THESE PRESENTS: That FIREMAN'S FUND INSURANCE COMPANY, a Corporation duly organized and existing under the laws of the State of California, and having its principal office in the County of Marin, State of California, has made, constituted and appointed, and does by these presents make, constitute and appoint JERRY P. ROSE, TOMI J. BRAUN, DON E. CORNELL, L. RAY PITTS, JR., ROBBI MORALES, jointly or severally

      DALLAS, TX
its true and lawful Attorney(s)-in-Fact, with full power and authority hereby conferred in its name, place and stead, to execute, seal, acknowledge and deliver any and all bonds, undertaking, recognizances or other written obligations in the nature thereof------------------------


and to bind the Corporation thereby as fully and to the same extent as if such bonds were signed by the President, sealed with the corporate seal of the Corporation and duly attested by its Secretary, hereby ratifying and confirming al that the said Attorney(s)-in-Fact may do in the premises.

This power of attorney is granted pursuant to Article VII, Sections 45 and 46 of By-laws of FIREMAN'S FUND INSURANCE COMPANY now in full force and effect.

      "ARTICLE VII. APPOINTMENT AND AUTHORITY OF RESIDENT SECRETARIES, ATTORNEY-IN-FACT AND AGENTS TO ACCEPT AND MAKE APPEARANCES.

      SECTION 45. APPOINTMENT. THE CHAIRMAN OF THE BOARD OF DIRECTORS, THE PRESENT, ANY VICE-PRESIDENT OR ANY OTHER PERSON AUTHORIZED BY THE BOARD OF DIRECTORS, THE CHAIRMAN OF THE BOARD OF DIRECTORS, THE PRESIDENT OR ANY VICE-PRESIDENT MAY, FROM TIME TO TIME, APPOINT RESIDENT ASSISTANT SECRETARIES AND ATTORNEYS-IN-FACT TO REPRESENT AND ACT FOR AND ON BEHALF OF THE CORPORATION AND AGENTS TO ACCEPT LEGAL PROCESS AND MAKE APPEARANCES FOR AN ON BEHALF OF THE CORPORATION.

      SECTION 46. AUTHORITY. THE AUTHORITY OF SUCH RESIDENT ASSISTANT SECRETARIES, ATTORNEYS-IN-FACT AND AGENTS SHALL BE AS PRESCRIBED IN THE INSTRUMENT EVIDENCING THEIR APPOINTMENT. ANY SUCH APPOINTMENT AND ALL AUTHORITY GRANTED THEREBY MAY BE REVOKED AT ANY TIME BY THE BOARD OF DIRECTORS OR BY ANY PERSON EMPOWERED TO MAKE SUCH APPOINTMENT."

This power of attorney is signed and sealed under and by the authority of the following Resolution adopted by the Board of Directors of FIREMAN'S FUND INSURANCE COMPANY at a meeting duly called and held on the 7th day of August 1984, and said Resolution has not been amended or repealed:

"RESOLVED, that the signature of any Vice-President, Assistant Secretary, and Resident Assistant Secretary of this Corporation, and the seal of this Corporation may be affixed or printed on any power of attorney, on any revocation of any power of attorney, or on any certificate relating thereto, by facsimile, and any power of attorney, any revocation of any power of attorney, or certificate bearing such facsimile signature or facsimile seal shall be valid and binding upon the Corporation."

IN WITNESS WHEREOF, FIREMAN'S FUND INSURANCE COMPANY has caused these presents to be signed by its Vice-President, and its corporate seal to be hereunto affixed this 23RD day of SEPTEMBER , 1997.

                                              FIREMAN'S FUND INSURANCE COMPANY

                                              By /s/ Illegible
                                                 _______________________________
                                                         Vice-President

STATE OF CALIFORNIA
COUNTY OF MARIN                     ss.

On this 23RD day of SEPTEMBER , 1997, before me personally came M.A. MALLONEE , to me known, who, being by me duly sworn, did depose and say: that he is Vice-President of FIREMAN'S FUND INSURANCE COMPANY, the Corporation described in and which executed the above instrument; that he knows the seal of said Corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Corporation and that he signed his name thereto by like order.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year herein first above written.

                                             By /s/ Illegible
                                                 _______________________________
                                                            Notary Public

                                   CERTIFICATE

STATE OF CALIFORNIA
COUNTY OF MARIN                     ss.

I, the undersigned, Resident Assistant Secretary of FIREMAN'S FUND INSURANCE COMPANY, a CALIFORNIA Corporation, DO HEREBY CERTIFY that the foregoing and attached POWER OF ATTORNEY remains in full force and has not been revoked; and furthermore that Article VII, Sections 45 and 46 of the By-laws of the Corporation, and the Resolution of the Board of Directors; set forth in the Power of Attorney, are now in force.

Signed and sealed at the County of Marin.  Date the 13TH day of APRIL , 1998.

                                             By /s/ Illegible
                                                 _______________________________
                                                    Resident Assistant Secretary